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                                                                    EXHIBIT 10.B

                                 Amendment No. 3
                                GATX Corporation
                   1995 Long Term Incentive Compensation Plan
                            (as amended and restated)

                            Dated as of April 24,1998

         The GATX Corporation 1995 Long Term Incentive Compensation Plan (as amended and restated) (the "1995 Plan") is hereby further amended as follows:

1)       By deleting paragraph VII-1 and substituting therefor the following:

         "1. Grant. For each Performance Period, the Committee may, from time to time, grant Individual Performance Units to such officers and other key employees of the Company and its subsidiaries as it may select. The number of Individual Performance Units granted will be determined by dividing a specified percentage (as determined by the Committee and not exceeding one hundred percent (100%)) of the Participant's base salary (disregarding annual base salary in excess of $1,000,000) by the fair market value of the Company's Common Stock on the date of grant. On each Common Stock dividend payment date, each Individual Performance Unit (including additional individual Performance Units previously credited to it) shall be increased by an amount equal to the dividend paid on that date on a share of the Company's Common Stock, reinvested in additional Individual Performance Units in an amount equivalent to an investment of such dividend in shares of the Company's Common Stock at its fair market value on such date."

2)       By deleting paragraph VII-3 and substituting therefor the following:

         "3. Performance Goals. For each Performance Period, the Committee may establish Performance Goals which shall be based upon achievement of specific levels of one or more of the following measures applicable to the Company as a whole or to any individual subsidiary: return on equity, total shareholder return, accounting and value based earnings, return on capital, sales growth or return on investment. In determining the extent to which a Performance Goal has been achieved, the calculation shall be made without regard to any changes in the Federal tax law or in accounting standards, that may be required by the Financial Accounting Standards Board after the goal is established. Performance Goals may vary among Participants."

         In all other respects, the GATX Corporation Long Term Incentive Compensation Plan (as amended and restated) is ratified and confirmed.

                                                GATX Corporation
                                                BY: /s/Gail L. Duddy
                                                Gail L. Duddy
                                                Vice President, Human Resources




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                                 Amendment No. 4
                                GATX Corporation
                   1995 Long Term Incentive Compensation Plan
                            (as amended and restated)

                               Dated June 9, 2000

     The GATX Corporation 1995 Long Term Incentive Compensation Plan (as amended and restated) ("the 1995 Plan") is hereby further amended as follows:

1) Effective for Stock Options outstanding on June 9, 2000 and for Stock Options granted on or after June 9, 2000, by adding the following to paragraph II-3, immediately following the first sentence thereof:

     "In the event a Participant's employment with the Company or a subsidiary terminates because of death or disability (as determined by the Committee), all of such Participant's Incentive Stock Options shall immediately become exercisable upon the date of death or disability in full for the shorter of the remainder of their terms or twelve (12) months."

2) Effective for Stock Options outstanding on June 9, 2000 and for Stock Options granted on or after June 9, 2000, by inserting the following in the second full sentence of paragraph II-4, immediately following the phase "(as determined by the Committee)" where that phrase appears therein:

     ", including those Stock Options which have then vested pursuant to the second sentence of paragraph II-3,"

3) Effective for Stock Options outstanding on June 9, 2000 and for Stock Options granted on or after June 9, 2000, by adding the following to paragraph III-3, immediately following the first sentence thereof:

     "In the event a Participant's employment with the Company or a subsidiary terminates because of death or disability (as determined by the Committee), all of such Participant's Non-Qualified Stock Options shall immediately become exercisable upon the date of death or disability in full for the shorter of the remainder of their terms or twelve (12) months."

4) Effective for Stock Options outstanding on June 9, 2000 and for Stock Options granted on or after June 9, 2000, by inserting the following in the second full sentence of paragraph III-4, immediately following the phase "(as determined by the Committee)" where that phrase appears therein:

     ", including those Stock Options which have then vested pursuant to the second sentence of paragraph III-3,"

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5)   Effective for grants made on or after July 1, 2000, by adding the following to Part III thereof:

     "6. Withholding. At the request of a Participant, the Company may withhold shares subject to a Participant's Non-Qualified Stock Options in satisfaction of such Participant's tax obligations incurred upon the exercise of Stock Options hereunder; provided, however, that shares cannot be withheld, and the proceeds thereof applied to a Participant's tax withholding, in excess of that required to satisfy the minimum withholding rates for federal and state tax purposes, including payroll taxes."

6) Effective for Stock Options outstanding on June 9, 2000 and for Stock Options granted on or after June 9, 2000, by adding the following to Part VIII thereof:

     "3. Special Acceleration upon Sale or Merger of a subsidiary. In the event of any merger or consolidation of a subsidiary of the Company into an entity that is not an affiliate of the Company, the sale or exchange of all or substantially all of the assets of such subsidiary to an entity that is not an affiliate of the Company immediately after the transaction, or the sale of eighty percent (80%) or more of the subsidiary's then outstanding voting stock to an entity that is not an affiliate of the Company immediately after the transaction, the Stock Options of persons employed by the subsidiary immediately before the transaction, if any, then scheduled to become exercisable during the calendar year in which such merger, consolidation, sale or exchange is effected shall immediately become exercisable in full for a period running until the end of the calendar year following the consummation of such transaction, but in any event not longer than the remainder of their term, at which time they shall expire. However, the circumstances described in this paragraph 3 shall constitute a special acceleration only with respect to Stock Options of individuals who are employed at the affected subsidiary immediately before the events creating the special acceleration under this paragraph, and then only with respect to individuals who are not employed by the Company or a subsidiary at any time during the 30-day period following the events creating the special acceleration. For purposes of this paragraph 3, the term affiliate shall have the meaning ascribed to it in the Securities Exchange Act of 1934."

     In all other respects, the GATX Corporation Long Term Incentive Compensation Plan (as amended and restated ) is ratified and confirmed.



                                                      GATX CORPORATION

                                                      BY: /s/ GAIL L. DUDDY
                                                         -----------------------
                                                         Gail L. Duddy
                                                         Vice President,
                                                         Human Resources



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                                 Amendment No. 5
                                GATX Corporation
                   1995 Long Term Incentive Compensation Plan
                            (as amended and restated)

                             Dated January 26, 2001

     The GATX Corporation 1995 Long Term Incentive Compensation Plan (as amended and restated) (the "1995 Plan") is hereby further amended as follows:

A) By deleting the last two sentences of Paragraph VII.4 in their entirety, and the following substituted therefor:

     "1. Payment of the Redemption Amount to the Participant shall be made forty percent (40%) in cash and sixty percent (60%) in Common Stock of the Corporation; provided, however, the Committee may, in its discretion, authorize payment of the Redemption Amount all in cash or in Common Stock, or in such percentage of both as it shall deem appropriate. Such payment shall be made as soon as practicable following the expiration of the applicable Performance Period and certification by the Committee of the Redemption Amount."


B) by deleting therefrom paragraph VIII-1 and substituting therefor as follows:

     "1. Special Acceleration. Notwithstanding any other provisions of the Plan, a Special Acceleration of awards outstanding under the Plan shall occur with the effect set forth in paragraph VIII-2 at any time when there is a change in the beneficial ownership of the Corporation's voting stock or a change in the composition of the Corporation's Board of Directors which occurs as follows:

         (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of


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         directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Corporation, (2) any acquisition by the Corporation which by reducing the number of shares outstanding increases the proportionate number of shares owned by any person to 20% or more, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and
         (iii) of subsection (c) of this paragraph VIII-1; or

         (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 65% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the



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         Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (d) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation; or

         (e) Consummation of a Business Combination involving any subsidiary of the Corporation (a "Corporation Unit") that is the primary employer of the Executive immediately prior to such Business Combination unless immediately after such Business Combination the Corporation owns at least 50% of the voting stock of such Corporation Unit.

The terms used in this Part VIII and not defined elsewhere in the Plan shall have the same meaning as such terms have in the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted thereunder."

C) By deleting from paragraph VIII-2(a) of the Plan the phrase "provided that no Stock Option may be exercised by an officer or director of the Corporation within six months of its date of grant;".

D) By deleting from paragraph VIII-2(b) of the Plan the phrase ", provided further, that no Stock Appreciation Right may be exercised by an officer within six months of its date of grant"; and


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     In all other respects, the terms and conditions of the 1995 Long Term
Incentive Compensation Plan are hereby ratified and affirmed.


                                                      GATX CORPORATION

                                                      BY: /s/ GAIL L. DUDDY
                                                         -----------------------
                                                         Gail L. Duddy
                                                         Vice President,
                                                         Human Resources